UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2012

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Exact name of registrant as specified in its charter)

Delaware	1-2921	44-0382470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5051 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 16, 2012, Panhandle Eastern Pipe Line Company, LP (the “Company”) (i) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and (ii) appointed Grant Thornton LLP ("Grant Thornton") to serve as the Company's new independent registered public accounting firm to audit the Company's financial statements as of and for the year ending December 31, 2012. The Audit Committee of the Board of Directors (the “Audit Committee”) of the Company's indirect parent, Energy Transfer Equity, L.P. ("ETE") approved PwC’s dismissal and the appointment of Grant Thornton.  The decision was made as part of the integration process related to the recently completed merger of Southern Union Company (“Southern Union”), which indirectly holds 100% of the equity interests of the Company, with and into Sigma Acquisition Corp., a wholly owned subsidiary of ETE. Southern Union is the surviving entity in the merger and operates as a wholly-owned indirect subsidiary of ETE.  Grant Thornton currently serves as ETE's independent registered public accounting firm and the Audit Committee determined that it would be beneficial for ETE and the Company to have the same firm audit their respective financial statements.

The reports of PwC on the financial statements of the Company as of and for the fiscal years ended December 31, 2011  and 2010 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2011 and 2010, and through April 16, 2012, the date of the dismissal of PwC, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements of the Company for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosure and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above concerning PwC. A copy of PwC’s letter is attached hereto as Exhibit 16.1.

During the years ended December 31, 2011 and December 31, 2010, and through April 16, 2012, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                             Exhibit
16.1	Letter from PwC, dated April 17, 2012, regarding the change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANHANDLE EASTERN PIPE LINE COMPANY, LP
(Registrant)
Date: April 17, 2012	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President and Secretary

EXHIBIT INDEX

  Exhibit No.                             Exhibit
16.1	Letter from PwC, dated April 17, 2012, regarding the change in certifying accountant